AMENDMENT NO. 2
                             TO
                 LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT
(Amendment), dated this 28th day of June, 1996, mad by and between

FLEET CAPITAL CORPORATION (formerly known as SHAWMUT Capital
Corporation and successor by assignment from Barclays
Business Credit, Inc.), a Rhode Island corporation (the
Lender); and

COMDIAL CORPORATION (Patent) and its wholly-owned subsidiaries AMERICAN TELECOMMUNICATIONS CORPORATION
(ATC), AMERICAN PHONE CENTERS, INC. (APC), COMDIAL
ENTERPRISE SYSTEMS, INC. (CES), COMDIAL
TELECOMMUNICATIONS INTERNATIONAL, INC. (CTii), SCOTT
TECHNOLOGIES CORPORATION (STC), COMDIAL CUSTOM
MANUFACTURING, INC. (CCM), COMDIAL VIDEO TELEPHONY, INC.
(CVT), COMDIAL TECHNOLOGY CORPORATION (CTC), COMDIAL
TELECOMMUNICATIONS, INC. (CTI), AURORA SYSTEMS, INC.
(ASI), KEY VOICE TECHNOLOGIES, INC. (KVTI), and CTI'S wholly-owned subsidiaries, COMDIAL BUSINESS COMMUNICATIONS
CORPORATION (CBCC), and COMDIAL CONSUMER COMMUNICATIONS
CORPORATION (CCCC; Parent, ATC, APC, CES, CTii, STC,
CCM, CVT, CTC, CTI, ASI, KVTI, CBCC and CCCC being hereinafter referred to collectively as the Borrowers and, individually, as a Borrower), each a Delaware corporation,

to the Loan and Security Agreement, dated February 1, 1994 (as amended, modified, restated or supplemental from time to time, the Loan Agreement). All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

                         RECITALS
     A. Pursuant to the Loan Agreement, the Lender has agreed to make loans and extend credit to the Borrowers secured by the Collateral and the Realty.

     B. The Loan Agreement was previously amended by a certain Consolidated Amendment No. 1 thereto, dated March
13, 1996.

     C. The Borrowers and the Lender now desire to further amend the Loan Agreement.

     D. To accomplish the foregoing, the Borrowers and the Lender have agreed to amend the Loan Agreement as set forth herein.

                    STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Borrowers and the Lender hereby agree as follows:

                         ARTICLE I

                    AMENDMENTS TO LOAN AGREEMENT

The Loan Agreement is hereby amended as follows:

1.1 Definitions. Section 1.1 is hereby amended by making the following changes:

        (a)   The following definitions are added:

       Adjusted Availability - at the time of computation means the difference between (I) the Borrowing Base after adding back the Special Availability Reserve subtracted therefrom for the purpose of determining Availability, and
(ii) the amount of Revolving Credit Loans outstanding.

         Special Availability Reserve - $3,000,000.

        (b)   The definition of Borrowing Base  is
amended as follows:

           (i)   By deleting the period at the end of
subparagraph  (c)  and substituting in lieu thereof a comma;
and

           (ii)  By adding the following at the end of
subparagraph (c):

                        MINUS

      (D)   the Special Availability Reserve.

1.2 Acquisition Loans. Section 2.1(C) is amended in its entirety to read as follows:

(C) Acquisition Loans. Lender may, in its sole and absolute discretion, subject to the provisions of Section 10 below, make Acquisition Loans to borrowers, as requested by Borrowers in the manner set forth in Section 3.2 hereof, so long as the aggregate4 amount of all Acquisition Loans outstanding and the requested Acquisition Loan does not exceed the Acquisition Loan commitment. Each Acquisition Loan approved and made by Lender shall be evidenced by an Acquisition Note, with blanks suitable filled and dated the date of the Acquisition Loan Borrowing Date. Each Acquisition Loan approved and made by Lender shall, at the option of Borrowers, be made or continued as, or converted into, a Base Rate Advance or a LIBOR Rate Advance, upon the terms set forth herein.

1.3   Minimum Consolidated Adjusted Tangible Net Worth.
Section 9.3(A) is amended in its entirety to read as follows:

     (A)  Minimum Consolidated Adjusted Tangible Net
Worth. Maintain a Consolidated Adjusted Tangible Net Worth of not less than the amount shown below at all times during the period corresponding thereto:

                               Consolidated Adjusted
         Period                  Tangible Net Worth

 First fiscal quarter of fiscal year      $21,500,000
  ending December 31, 1996

 Second fiscal quarter of fiscal year     $21,000,000
  ending December 31, 1996

 Third fiscal quarter of fiscal year      $24,200,000
  ending December 31, 1996

 Fourth fiscal quarter of fiscal year     $24,700,000
  ending December 31, 1996

 First fiscal quarter of fiscal year      $24,950,000
  ending December 31, 1997

 Second fiscal quarter of fiscal year     $26,500,000
  ending December 31, 1997

 Third fiscal quarter of fiscal year      $28,300,000
  ending December 31, 1997

 Fourth fiscal quarter of fiscal year     $28,750,000
  ending December 31, 1997

 First fiscal quarter of fiscal year      $29,000,000
  ending December 31, 1998

 Second fiscal quarter of fiscal year     $30,500,000
  ending December 31, 1998

 Third fiscal quarter of fiscal year      $32,350,000
  ending December 31, 1998

 Fourth fiscal quarter of fiscal year     $32,750,000
  ending December 31, 1998 and at all
  time thereafter

1.4 Profitability. Section 9.3(B) is amended in its entirety to read as follows:

      (B)  Profitability.  Achieve a Consolidated Adjusted
Earnings From operations of not less than the amount shown below for the period corresponding thereto:

                                  Consolidated Adjusted
         Period                  Earnings From Operations

 First fiscal quarter of fiscal year       ($1,000,000)
  ending December 31, 1996

 First, second and third fiscal quarters   ($1,500,000)
 of fiscal year ending December 31, 1996

 First and second fiscal quarters of        $3,425,000
 fiscal year ending December 31, 1996

 Fiscal year ending December 31, 1996       $4,025,000

 First fiscal quarter of fiscal year        $  350,000
 ending December 31, 1997 and first
 quarter of each fiscal year thereafter

 First and second fiscal quarter of fiscal  $2,250,000
 year ending December 31, 1997 and the first and second fiscal quarters of each fiscal year thereafter

 First, second and third fiscal quarters    $4,500,000
 of fiscal year ending December 31, 1997
 and the first, second and third fiscal
 quarters of each fiscal year thereafter

 Fiscal year ending December 31, 1997       $5,000,000
 and each fiscal year thereafter

1.5  Consolidated Debt Service Coverage Ratio.  Section
9.3(C) is amended in its entirety to read as follows:

      (C) Consolidated Debt Service Coverage Ratio.
Maintain a Consolidated Debt Service Coverage Ratio of not less than the ratio shown below for the period corresponding thereto:

                                   Consolidated Debt
         Period                  Service Coverage Ratio



 First fiscal quarter of fiscal year         .75 to 1.0
 ending December 31, 1996 and first
 quarter of each fiscal year thereafter

 First and second fiscal quarter of fiscal   .75 to 1.0
 year ending December 31, 1996 and the first and second fiscal quarters of each fiscal year thereafter

 First, second and third fiscal quarters     1.7 to 1.0
 of fiscal year ending December 31, 1996
 and the first, second and third fiscal
 quarters of each fiscal year thereafter

 Fiscal year ending December 31, 1996        1.7 to 1.0
 and each fiscal year thereafter

1.6 Minimum Adjusted Availability.  A new Section 9.3(F),
Minimum Adjusted Availability, is added as follows:

     (F) Minimum Adjusted Availability.  Maintain Adjusted
     Availability of not less than $4,000,000 as of the close of business on each day that Lender makes a Revolving Credit Loan as requested by Borrower hereunder.

                          ARTICLE II

               REPRESENTATIONS AND WARRANTIES

Each Borrower hereby represents and warrants to the Lender that:

2.1 Compliance with the Loan Agreement and Other Loan Documents. As of execution of this Amendment, each Borrower is in compliance with all of the terms and provisions set forth in the Loan Agreement and in other Loan Documents to be observed or performed by such Borrower, except where the failure of the Borrower to comply has been waived in writing by the Lender.

2.2  Representations in Loan Agreement and other Loan
Documents. The representations and warranties of each Borrower set forth in the Loan Agreement and the other Loan
Documents are true and correct in all material respects except for any changes in the nature of any Borrower's business or operations which have occurred in the ordinary course of business that would render the information contained in any exhibit attached to the Loan Agreement either inaccurate or incomplete in any material respect, so long as (a) Lender has consented to such changes, (b) such changes are not expressly prohibited by the Loan Agreement, or (c) with respect to matters Borrowers are required to notify Lender of pursuant to Sections 4.9(E) or 9.1(A), Borrowers have given notice as required by such sections.

2.3 No event of Default. After giving effect to this Amendment, no Default or Event of Default exists.

                       ARTICLE III

             MODIFICATION OF LOAN DOCUMENTS

3.1 Loan Documents. The Loan Agreement and each of the other Loan Documents are amended to provide that any reference to the Loan Agreement or any of the other Loan
Documents shall mean the Loan Agreement as amended by this Amendment, and as it is further amended, restated, supplemental or modified from time to time.

                       ARTICLE IV

                        GENERAL

4.1 Full Force and Effect. As expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement, hereinafter, hereto or words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

4.2 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decision of the State of North Carolina.

4.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

4.4 Expenses. Borrowers shall reimburse the Lender for all reasonable fees and expenses (legal or otherwise) incurred by the Lender in connection with the preparation, negotiation, execution and delivery of this Amendment and all other agreements and documents or contemplated hereby.

4.5 headings. The headings in this Amendment are the purpose of reference only and shall not affect the construction of this Amendment.

4.6  Waiver of Jury Trial.  TO THE FULLEST EXTENT PERMITTED
BY APPLICABLE LAW, EACH BORROWER AND THE LENDER EACH WAIVES
THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING
OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO
THIS AMENDMENT, THE LOAN AGREEMENT OR THE OTHER LOAN
DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered on the date first above written.


                                  BORROWERS:

ATTEST:                    COMDIAL CORPORATION
\S\ Jimmy Ramsey           AMERICAN TELECOMMUINCATIONS CORP.
Vice President             AMERICAN PHONE CENTERS, INC.
                           COMDIAL ENTERPRISE SYSTEMS, INC.
                           COMDIAL TLECOMMUNICATIONS INT.
                           SCOTT TECHNOLOGIES CORP.
                           COMDIAL CUSTOM MANUFACTURING
                           COMDIAL VIDEO TELEPHONY, INC.
                           COMDIAL TECHNOLOGY CORPORATION
                           COMDIAL TELECOMMUNICATIONS, INC.
                           AURORA SYSTEMS, INC.
                           KEY VOICE TECHNOLOGIES, INC.
                           COMDIAL BUSINESS COMMUNICATIONS
                           COMDIAL CONSUMER COMMUNICATIONS

                           By:  \s\ Wayne R. Wilver
                                Wayne R. Wilver
                                Senior Vice President


                           LENDER:

                           FLEET CAPITAL CORPORATION

                           By:  \s\ Jerry Monday
                           Title:  VP